UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 15, 2020
COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On May 15, 2020, Colony Bankcorp, Inc. (the "Company"), the bank holding company for Colony Bank (the "Bank"), announced that Leonard H. ("Lenny") Bateman, Jr. has been named Executive Vice President and Chief Credit Officer, effective June 1, 2020. Mr. Bateman replaces J. Stan Cook, who will be reducing his workload and responsibilities for medical reasons and, effective June 1, 2020, will no longer serve as Executive Vice President and Chief Credit Officer.

Mr. Bateman, currently Senior Vice President and Senior Credit Officer, joined Colony Bank through the merger of Colony Bank and Calumet Bank in May 2019. Bateman served as President and Chief Executive Officer of Calumet Bank from 2012 until the merger, having joined Calumet Bank as Senior Vice President - Chief Lending Officer and one of the founding officers of Calumet Bank in 2007. Bateman’s banking experience spans nearly 25 years in various positions of increasing responsibility with banks throughout Georgia, including serving as Director of Risk Management – Builders Finance for RBC Centura, Senior Vice President and Senior Credit Officer – Community Banking for Flag Bank and beginning his career as Credit Manager – Factoring Department at SunTrust Bank. Bateman is a past board member of the Community Bankers Association and the Community Bankers Committee of the Georgia Bankers Association. Additionally, he has held past positions on the board of the Troup/Chambers County Habitat for Humanity serving as both Treasurer and Chairman and has served on the West Georgia Medical Center Foundation committee.

The Bank has not finalized a compensatory arrangement for Mr. Bateman in connection with his appointment.

There are no understandings or arrangements with any persons regarding the appointment of Mr. Bateman to this position, there are no reportable related-party transactions with Mr. Bateman, and there are no family relationships between him and any other officer or director of the Company.

The Company issued a press release on May 15, 2020, announcing Mr. Batemen's appointment as Executive Vice President and Chief Credit Officer, as well as Mr. Cook's resignation from such position. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description
99.1	Press release of Colony Bankcorp, Inc. dated May 15, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: May 15, 2020	By:	/s/ Tracie Youngblood
Tracie Youngblood
Executive Vice President and Chief Financial Officer